UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 22, 1997

                   GOLD BANC CORPORATION, INC.

      (Exact name of registrant as specified in its charter)

        Kansas                0-28936             48-1008593

(State or other jurisdiction    (Commission File Number)          (IRS Employer
     of incorporation)                                      Identification No.)

             11301 Nall Avenue, Leawood, Kansas 66211

          (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:    (913) 451-8050

                               N/A

  (Former name or former address, if changed since last report.)

ITEM 2:  Acquisition or Disposition of Assets.

     On August 22, 1997, Gold Banc Corporation, Inc. (the "Company") completed the previously announced acquisition of Peoples Bancshares, Inc. ("Peoples"). The acquisition was accomplished pursuant to a merger of Peoples into a wholly owned subsidiary of the Company. Shareholders of Peoples received in the aggregate 493,615 shares of the Company's Common Stock in exchange for all of the outstanding shares of Peoples. The shares of the Company's stock were issued in a registered stock offering by the Company. Peoples was a one bank holding company owning Peoples National Bank, located in Clay Center, Kansas. Peoples had total assets of approximately $69.3 million at June 30, 1997 and net income of approximately $366,000 for the six months ended June 30, 1997.

     The Company will account for its acquisition of Peoples using the pooling of interests method.

ITEM 7:  Financial Statement and Exhibits.

     (a)  Financial Statements for Businesses Acquired.

          1. Audited Financial Statements of Peoples as of and for the years ended December 31, 1996 and 1995, together with Report of Independent Public Accountants.*

          2.   Unaudited Consolidated Balance Sheet of Peoples as of
               June 30, 1997.

          3. Unaudited Consolidated Statements of Earnings and Cash Flows of Peoples for the six months ended June 30, 1997 and 1996.

          4.   Notes to Unaudited Consolidated Financial Statements of Peoples.

     (b)  Pro Forma Financial Information.

          1. Pro Forma Unaudited Consolidating Statements of Earnings for the years ended December 31, 1996 and 1995.*

          2.   Pro Forma Unaudited Consolidating Balance Sheet as of
               June 30, 1997.

          3. Pro Forma Unaudited Consolidating Statements of Earnings for the six months ended June 30, 1997 and 1996.

     (c)  Exhibits.

          The Exhibits to this Report are listed below.

     2 Agreement and Plan of Reorganization among Gold Banc Corporation, Inc., Gold Banc Acquisition Corporation, Inc. and Peoples Bancshares, Inc.*

     23   Consent of GRA, Thompson, White & Co., P.C.

* Incorporated by reference to the Registrant's Registration Statement on Form S-4 No. 333-28563 filed July 25, 1997.

                             INDEX TO
                UNAUDITED FINANCIAL STATEMENTS OF
             PEOPLES BANCSHARES, INC. AND SUBSIDIARY


Consolidated Balance Sheet at June 30, 1997 (unaudited). . . . .4

Consolidated Statements of Earnings for the six months ended . .5
June 30, 1997 and 1996 (unaudited)

Consolidated Statements of Cash Flows for the six months ended .6
June 30, 1997 and 1996 (unaudited)

Notes to Unaudited Consolidated Financial Statements . . . . . .7



            PEOPLES BANCSHARES, INC. AND SUBSIDIARY
                    Consolidated Balance Sheet
                          June 30, 1997
                           (Unaudited)
                          (In thousands)


                            Assets
                                                              1997


Cash and due from banks                                     $1,656
Federal funds sold and interest-bearing deposits                 6
                                                            ------
      Total cash and cash equivalents                        1,662
                                                            ------

Held-to-maturity securities                                     76
Available-for-sale securities                               29,613
Restricted equity securities                                   242
                                                            ------
      Total investment securities                           29,931
                                                            ------

Loans, net                                                  34,611
Bank premises and fixed assets                                 696
                                                            ------
Accrued interest and other assets                            2,373
                                                            ------
                                                           $69,273
                                                           =======

                Liabilities and Stockholders' Equity

Liabilities:
  Deposits                                                $57,495
  Securities sold under agreements to repurchase            1,665
  Federal funds purchased and other borrowings              1,975
  Long-term debt                                            2,825
  Accrued interest and other liabilities                      703
                                                          -------
       Total liabilities                                   64,663
                                                          -------
Stockholders' equity
     Common stock, $100 par value, 1,000,000 shares
     authorized; 25,350 issued and outstanding              2,535
     Undivided profits                                      1,961
     Unrealized loss on available-for-sale securities, net    114
                                                           ------
        Total stockholders' equity                          4,610

     Total liabilities and stockholders' equity           $69,273
                                                          =======

             PEOPLES BANCSHARES, INC. AND SUBSIDIARY
               Consolidated Statements of Earnings
             Six Months Ended June 30, 1997 and 1996
                           (Unaudited)
             (In thousands, except Share Information)




                                                      1997             1996
                                                      ----             ----

Interest income:

   Loans, including fees                             $1,562           1,400
   Investments                                        1,022           1,068
   Other                                                 21              23
                                                     ------           -----
                                                      2,605           2,491
                                                     ------           -----

Interest expense:

   Deposits                                           1,175           1,199
   Borrowings and other                                 195             196
                                                     ------           -----
                                                      1,370           1,395
                                                     ------           -----
     Net interest income                              1,235           1,096

     Provision for loan losses                          --               55
                                                     ------           -----
     Net interest income after provision for
     loan losses                                      1,235           1,041

Other income:
     Service charges                                    163             153
     Gain/Loss on sale of securities                     14              25
     Gain on sale of other assets                         3              28
     Other                                               39              20
                                                     -------          -----
                                                        219             226
Other expense:
     Salaries and employee benefits                     528             462
     Occupancy expense                                  152             145
     Federal deposit insurance premiums                   3               1
     Other                                              295             276
                                                     ------           -----
                                                        978             884
                                                     ------           -----

     Earnings before income taxes                       476             383

Income taxes                                            110             124
                                                     ------           -----

     Net earnings                                    $  366             259
                                                     ======           =====

Earnings per share                                   $14.42           10.21
                                                     ======           =====
Weighted average common shares outstanding           25,350          25,350
                                                     ======          ======



                  Peoples Bancshares, Inc. And Subsidiary
               Unaudited Consolidated Statements of Cash Flows
                    Six Months ended June 30, 1997 and 1996
                                  (Unaudited)
                                 (In thousands)



                                                       1997           1996
                                                       ----           ----


Cash flows from operating activities:
     Net earnings                                     $  366          259
     Adjustments  to reconcile  net  earnings to
     net cash  provided by (used in)
     operating activities:
          Provision for loan losses. . . . . . . . .      --           55
          Net losses on sales of
          available-for-sale securities. . . . . . .     (14)         (24)
          Amortization of investment securities'
          premiums, net of accretion. . . . . . .  .      25           34
          Depreciation and amortization. . . . . . .     125          122
          Gain on sale of assets, net. . . . . . . .      (3)         (28)
          Other changes:
               Accrued interest receivable
               and other assets. . . . . . . . . . .     (55)          36
               Accrued interest payable and
               other liabilities. . . . . . . . . .       51           30
                                                       ------        ----

                    Net cash provided by operating
                    activitie                            495          484

Cash flows from investing activities:
     Net increase in loans .. . . . . . . . . . . .   (1,349)      (1,165)
     Principal collections and proceeds from
     maturities of held-to-maturity
     securities. . . . . . . . . . . . . . . . . . .       1           (4)
     Principal collections and proceeds from sales
     and maturities of available-for-sale securities. .8,188        8,608
     Purchases of available-for-sale securities . . . (3,640)      (7,685)
     Net additions to premises and equipment  . . . .     --          (39)
     Proceeds from sale of other assets . . . . . . .      3           28
                                                       ------       -----
                  Net cash provided by (used in)
                  investing activities. . . . . . . .  3,203         (257)

Cash flows from financing activities:
     Decrease in deposits . . . . . . . . . . . . . . (3,421)      (2,266)
     Net increase in short-term borrowings  . . . . .     49        1,555
     Principal payments on long-term debt . . . . . .   (190)        (100)
                                                       ------      -------
                    Net cash used in financing
                    activities. . . . . . . . . . . . (3,562)        (811)
                                                      -------      -------

                    Increase (decrease) in cash
                    and cash equivalents. . . . . . .    138         (584)
Cash and cash equivalents, beginning of year. . . . .  1,526        1,791

Cash and cash equivalents, end of period  . . . . . . $1,662        1,207
                                                      ======        =====
Supplemental disclosure of cash flow information:
     Cash paid during the year for interest           $1,259       $1,471
     Cash paid during the year for income taxes       $  169       $  124

See accompanying notes to consolidated financial statements.


             PEOPLES BANCSHARES, INC. AND SUBSIDIARY

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          June 30, 1997
                           (Unaudited)

1.   Principles of Consolidation and Presentation

  The accompanying consolidated financial statements include the accounts of Peoples Bancshares, Inc. (Peoples) and its wholly-owned subsidiary, The Peoples National Bank, Clay Center, Kansas (Bank). Included within the accounts of the Bank are the accounts of the Bank's wholly-owned subsidiary, Peoples Investment Subsidiary, Inc. All significant intercompany accounts and transactions have been eliminated.

  The unaudited consolidated balance sheet as of June 30, 1997 and the related unaudited consolidated statements of earnings and cash flows for the six months ended June 30, 1997 and 1996 have been prepared in a manner consistent with Peoples' annual consolidated financial statements. Management believes that all adjustments (all of which are normal and recurring in nature) have been reported to the best of its knowledge and that the unaudited financial information fairly presents the consolidated financial condition and results of operations and cash flows of Peoples and its subsidiary in accordance with generally accepted accounting principles.

2.   Allowance for Loan Losses

  The following is a summary of the allowance for loan losses for the six months ended June 30, 1997 and 1996 (in thousands):



                                                       1997               1996
                                                       ----               ----

     Balance, January 1. . . . . . . . . . . . . . . . $447               $537

     Provision for loan losses . . . . . . . . . . . .   --                 55

     Charge-offs, net of recoveries. . . . . . . . . .  312                 49

     Balance, June 30. . . . . . . . . . . . . . . . . $759               $641

       In April 1997, the Bank received approximately $308,000 as a recovery on a loan charged-off in 1991, thus increasing the allowance for loan losses.

3.   Earnings Per Common Share

  Earnings per common share data is based on the weighted average number of common shares outstanding during the interim periods.

 PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  The following unaudited pro forma financial information combines the historical consolidated balance sheets and statements of income of the Company and Peoples, including their respective subsidiaries, after giving effect to the merger. The unaudited pro forma combined balance sheet at June 30, 1997 gives effect to the merger as if it had occurred at June 30, 1997. The unaudited pro forma combined statements of earnings for June 30, 1997 and June 30, 1996 give effect to the merger as if it had occurred at January 1, 1996. These statements are prepared on the basis of accounting for the merger as a pooling of interests and are based on the assumptions set forth in the notes thereto.


               PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                    June 30, 1997
                                    (in thousands)


                                                       Peoples             Eliminations        Pro Forma
                                        The Company    Consolidated      Dr          Cr        Consolidated
                                        -----------    -------------     --------------        ------------
ASSETS
 Cash and Due from Banks                  $  11,838         1,656                                   13,494
 Federal Funds Sold and Interest-bearing
 deposits                                     7,443             6                                    7,449
 Held-to-maturity securities                     25            76                                      101
 Available-for-sale securities               57,729        29,613                                   87,342
 Unrealized gain (loss) on securities         (493)            --                                    (493)
 Restricted equity securities                 2,587           242                                    2,829
 Loans, net                                 230,104        34,611                 2,825(1)         261,890
 Bank Premises and Fixed Assets              12,167           696                                   12,863
 Accrued Interest and Other Assets            5,198         2,373                    47(1)           7,524
                                            -------        ------                                  -------
      Total Assets                        $ 326,598        69,273                                  392,999
                                            =======        ======                                  =======

LIABILITIES
 Deposits                                 $ 263,291        57,495                                  320,786
 Federal funds purchased                      1,700         1,975                                    3,675
 Repurchase agreements                       26,400         1,665                                   28,065
 Long-term debt/ESOP guarantee                1,716         2,825       2,825(1)                     1,716
 Accrued interest payable and other
 liabilities                                  2,027           703        (47)(1)                     2,683
                                          ---------        ------                                  -------
      Total Liabilities                     295,134        64,663                                  356,925

CAPITAL
 Common Stock                                 4,300         2,535       2,535(2)    494(2)           4,794
 Additional Paid-In Capital                  16,768            --                 2,041(2)          18,809
 Undivided Profits                           10,981         1,961                                   12,942
 Unrealized gains (losses) on available-
 for-sale securities                          (309)           114                                    (195)
                                         -----------      -------                                   ------
                                             31,740         4,610                                   36,350
                                         -----------      -------                                   ------

 less: Common Stock securing ESOP
     debt                                     (276)            -                                    (276)
                                         -----------      -------                                   ------
      Total Equity Capital                   31,464         4,610                                   36,074
                                         -----------      -------                                   ------
      Total Liabilities and Equity
      Capital                             $ 326,598        69,273                                  392,999
                                         ==========       =======                                  =======


     (1) Entry to eliminate intercompany loan and related accrued interest receivable and payable on long-term debt of Peoples held by the Company.
     (2) Entry to reflect pooling of interest for acquisition of Peoples; the Company issued shares that equate to an exchange ratio of 19.5114 shares of Company common stock for each share of Peoples common stock.


            PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                             For the Six Months Ended
                                    June 30, 1997
                          (In thousands, except share data)


                                                                          Eliminations         Pro Forma
                                        The Company    Peoples           Dr          Cr        Consolidated
                                        -----------    -------------     --------------        ------------

Interest Income:
   Loans, including fees                $     9,948         1,562                                   11,510
   Investments                                1,803         1,022                                    2,825
   Other                                        223            21        47(1)                         197
                                        -----------      --------                                 --------
                                             11,974         2,605                                   14,532
                                        -----------      --------                                 --------
Interest expense:
   Deposits                                   5,702         1,175                                    6,877
   Borrowings and Other                         512           195                    47(1)             660
                                        -----------      --------                                 --------
                                              6,214         1,370                                    7,537
                                        -----------      --------                                 --------

   Net interest income                        5,760         1,235                                    6,995
                                        -----------      --------                                 --------

Provision for loan losses                       255            --                                      255
                                        -----------      --------                                 --------

Net interest income after provision
     for loan losses                          5,505         1,235                                    6,740
                                        -----------      --------                                 --------

Other income:
   Service charges                             327            163                                      490
   Gain on sale of assets                      197              3                                      200
   Gain on sale of mortgage loans              289             --                                      289
   Gain/Loss on sale of securities            (13)             14                                        1
   Other                                       146             39                                      185
                                        -----------      --------                                 --------
                                               946            219                                    1,165
                                        -----------      --------                                 --------

Other expense:
   Salaries and employee benefits            2,313            528                                    2,841
   Occupancy expense                           809            152                                      961
   Federal deposit insurance
     premiums                                   54              3                                       57
   Other                                     1,084            295                                    1,379
                                        -----------      --------                                 --------
                                             4,260            978                                    5,238
                                        -----------      --------                                 --------
   Earnings before income taxes              2,191            476                                    2,667
                                        -----------      --------                                 --------

Income tax expense (benefit)                   785            110                                      895

Net Earnings                            $    1,406            366                                    1,772
                                        ==========        =======                                 ========

Earnings per share                             .33            .74                                      .37

Weighted average common shares
  outstanding                            4,300,000        493,615                                4,793,615


(1) Entry to eliminate intercompany interest income and expense on long-term debt of Peoples held by the Company.



          PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                               For the Six Months Ended
                                    June 30, 1996
                          (In thousands, except share data)


                                                                          Eliminations         Pro Forma
                                        The Company    Peoples           Dr          Cr        Consolidated
                                        -----------    -------------     --------------        ------------

Interest Income:
   Loans, including fees                $     7,983         1,400                                    9,383
   Investments                                2,006         1,068                                    3,074
   Other                                        316            23                                      339
                                        -----------      --------                                 --------
                                             10,305         2,491                                   12,796
                                        -----------      --------                                 --------

Interest expense:
   Deposits                                   5,341         1,199                                    6,540
   Other                                        649           196                                      845
                                        -----------      --------                                 --------
                                              5,990         1,395                                    7,385
                                        -----------      --------                                 --------

Net interest income                           4,315         1,096                                    5,411


Provision for loan losses                        60            55                                      115
                                        -----------      --------                                 --------

Net interest income after provision
     for loan losses                          4,255         1,041                                    5,296
                                        -----------      --------                                 --------

Other income:
   Service charges                              298           153                                      451
   Gain on sale of mortgage loans               699            --                                      699
   Gain/Loss on sale of securities               --            25                                       25
   Gain/Loss on sale of assets                    4            28                                       32
   Other                                        172            20                                      192
                                        -----------      --------                                 --------
                                              1,173           226                                    1,399
                                        -----------      --------                                 --------

Other expense:
   Salaries and employee benefits             2,605           462                                    3,067
   Occupancy expense                            620           145                                      765
   Federal deposit insurance
     premiums                                    80             1                                       81
   Other                                      1,036           276                                    1,312
                                        -----------      --------                                 --------
                                              4,341           884                                    5,225
                                        -----------      --------                                 --------
   Earnings before income taxes               1,087           383                                    1,470
                                        -----------      --------                                 --------

Income tax expense (benefit)                    372           124                                      496
                                        -----------      --------                                 --------

Net Earnings                            $       715           259                                      974
                                        ===========       =======                                 ========

Earnings per share                              .36           .52                                      .39

Weighted average common shares
   outstanding                            2,001,825       493,615                                2,495,440


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GOLD BANC CORPORATION, INC.
                                        (Registrant)


September 5, 1997                  /s/ Keith E. Bouchey
                                   Keith E. Bouchey
                                   Chief Financial Officer